UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 22, 2010
Date of Report (Date of earliest event reported)

CONTACT MINERALS CORP.
(Exact name of registrant as specified in its charter)

NEVADA	000-52879	39-2060052
(State or other jurisdiction of	(Commission File	(IRS Employer Identification No.)
incorporation)	Number)

595 Hornby Street, Suite 706
Vancouver, BC, Canada	V6C 2E8
(Address of principal executive offices)	(Zip Code)

(604) 629-1007
(Registrant's telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 3.02	UNREGISTERED SALES OF EQUITY SECURITIES.

On February 22, 2010, Contact Minerals Corp. (the “Company”) issued an aggregate of 1,500,000 shares of its common stock. The shares were issued on conversion by the holders of the outstanding 10% convertible notes issued by the Company on February 10, 2010 pursuant to the provisions of Regulation S promulgated under the Securities Act of 1933, as amended (the “Securities Act”).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONTACT MINERALS CORP.

Date: February 22, 2010
	By:	/s/ Kerry J. McCullagh
________________________________________
KERRY J. MCCULLAGH
Chief Executive Officer, Chief Financial Officer,
President, Secretary and Treasurer